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                           MAPLE LEAF AEROSPACE, INC.
                                1408 Northridge
                            Southlake, Texas  76092


                               September 19, 1996



Mr. Quentin Bourjeaurd
1408 Northridge
Southlake, Texas  76092

          Re:  TRANSACTION FEE

Dear Mr. Bourjeaurd:

          As consideration for your services in assisting Maple Leaf Aerospace, Inc. (the "Company") in coordinating, structuring and consummating the simultaneous acquisitions (collectively, the "Acquisition") of Tri-Star Aerospace, Inc. and the fastener distribution division of Aviall Services, Inc. (the "Aviall Division"), the Company hereby agrees to pay to you a fee in the aggregate amount of $2,560,000 (the "Consulting Fee"). Such Consulting Fee shall be paid by the Company in installments payable from time to time as shall be determined by the Company's Board of Directors. The Company may pay any or all of the unpaid portion of the Consulting Fee at any time within the two year period ended September 19, 1998.

          Please execute this letter agreement in the space provided below to indicate your acceptance of the terms hereof.

                                       MAPLE LEAF AEROSPACE, INC.


                                       By: /s/ Stephen Berger
                                          -------------------------------------
                                          Chairman of the Board

AGREED AND ACCEPTED:

/s/ Quentin Bourjeaurd
------------------------------------
Quentin Bourjeaurd